Exhibit 10.1



                       KIWA BIO-TECH PRODUCTS GROUP CORP.
                                (OTC BB:KWBT.OB)

                                       AND

                                 DONALD WORTHLY


                               SECURED PROMISSORY
                                 NOTE AGREEMENT












                                    MAY 2005

This Agreement is dated on May 30, 2005

Between:-

(1) KIWA BIO-TECH PRODUCTS GROUP CORPORATION, a company incorporated under the laws of the State of Delaware in the United States of America whose registered office is at 17700 Castleton Street, Suite 589, City of Industry, CA 91748, USA (the "Borrower"); and

(2) DONALD WORTHLY, a US citizen, whose residential address is at 685 Old Stamford Road, New Canaan, CT 06840 USA. (the "Lender").

WHEREAS:-

The Lender has agreed to advance to the Borrower the sum of US$150,000 on the terms hereinafter stated.

IT IS AGREED as follows:-

1  INTERPRETATION

In this Agreement, except to the extent the context otherwise requires, terms defined and references construed in Schedule 1 shall have the meaning and construction given to them in that Schedule.

2  AMOUNT OF LOAN

Lender grants to Borrower a loan of US$150,000.

The loan, net of interest payment and transaction expenses, shall be paid by checks payable to KIWA BIO-TECH PRODUCTS GROUP CORPORATION or be wired into Borrower's designated account as the following:

                Beneficiary's name: KIWA BIO-TECH PRODUCTS GROUP CORPORATION

                Account Number: 00-80918063

                Receiving Bank's Name: EAST WEST BANK, SAN MARINO BRANCH #10

                Bank Address: 805 Huntington Dr., San Marino, CA 91108

                Bank Telephone: 626-799-1132

                Receiving Bank's ABA: 3220-7038-1

                Swift Address: EWBKUS66XXX

3  REPAYMENT/INTEREST

The Note will have a 12% (per annum) coupon attached which shall be paid monthly up to the three month anniversary with an option for renewal for another three months. Upon the three month anniversary or the six months anniversary of the note will bear no interest unless the Company is in default as described in this Agreement.

The Borrower will issue to the Lender a warrant that entitles the Lender to purchase up to 750,000 of common stock based on the conversion price specified in Clause 4 (Conversion). The Borrower shall have the right to exercise the warrants within next 24 months.

The Borrower has committed itself to repaying US$150,000 in cash to the Lender within three months (Maturity) from the execution of this Agreement. The Borrower has an option to extend for another three months with 1 week advance notice. This article, however, can't bind the Lender in excersing any warrants.

Mr. Wei Li, the undersigned, shall personally guarantee US$150,000 and make his credit report available for Lender's review after having signed the loan documents and prior to the loan wired into Borrower's account to evaluate the execution of this loan. As such, the Lender is granted the right to redeem this amount from Wei Li in the event that the Borrower becomes insolvent.

The Borrower in its sole discretion shall have the right to redeem in whole or in part the Note with a three (3) day advance notice to the Lender. The redemption price shall be equal to 125% of the face amount redeemed plus any and all accrued and unpaid interest ("Redemption Amount").

4  CONVERSION

       4.1  Conversion

                At the option and instruction of the Lender, the Lender shall at any time make an application to exercise any warrants for the issuance of shares of the Borrower's common stock. The Lender shall have the right to Exercise the warrants based on a conversion price equal to the share price on the date of closing.

       4.2  Mechanics

                4.2.1 Shares issued upon Exercise will be registered within six months or as soon as practicable on behalf of such Person or Persons as the Lender shall direct at the Borrower's expense. .The lender shall have unlimited piggyback right.

                4.2.2 The Borrower shall procure that all taxes and capital, stamp, issue and registration duties (if any) arising in connection with the Exercise.

                4.2.3 The Borrower shall procure that on or as soon as possible after conversion evidence satisfactory to the Lender shall be delivered to the Lender in respect of its legal title to the Shares and that definitive certificates are delivered to the Lender in respect of the Shares as soon as practicable.

                4.2.4 Fractions of Shares will not be made available and any cash adjustment to be made shall be paid to the Lender.

                4.2.5 The Borrower shall promptly notify the Lender in written form of any potential changes in majority holding or events that would have a substantial impact on the Borrower's asset structure or business control (which are collectively called "changes in majority holding"). This notification and other proper assistance shall be promptly delivered to the Lender so as to allow it to make decisions as to whether to exercise its right of converting the loan according to
                         Article 4. In case of failure to promptly deliver the notification to the Lender, the Lender reserves the right to request a proper adjustment on the conversion price so as to keep consistent with the result of conversion prior to the changes in majority holding.

5  TAXES

All sums payable by the Borrower under this Agreement shall be paid free of any restriction or condition and free and clear of and (except to any extent required by law) without any deduction or withholding, whether on account of tax, by way of set-off or otherwise.

6  REPRESENTATIONS AND WARRANTIES

       The Borrower hereby represents and warrants to the Lender as follows:

       6.1 Status: The Borrower is a company duly incorporated and validly existing under the laws of the location where its registered officer is located or is a person who is qualified as an accredited investor as defined in Regulation D of the Securities Act of 1933, with power to enter into, exercise its rights and perform its obligations under this Agreement.

       6.2 Authorisations and Consents: All action, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents, the making of registrations, and the like) in order:-

                6.2.1 to enable the Borrower lawfully to enter into, exercise its rights and perform and comply with the Borrower's obligations under this Agreement;

                6.2.2 to ensure that those obligations are valid, legally binding and enforceable;

                6.2.3 to ensure that those obligations rank and will at all times rank in accordance with Clause 8.1 ; and

                6.2.4 to make this Agreement admissible in evidence in the courts of the United States of America have been taken, fulfilled and done.

       6.3 Non-Violation etc.: The entry into, exercise of rights and/or performance of obligations under this Agreement by the Borrower does not and will not violate, or exceed any borrowing or other power or restriction granted or imposed by:-

                6.3.1 any law to which the Borrower or any member of the Group is subject or

                6.3.2 the Borrower's or any member of the Group's Memorandum or Articles of Association or Article of Incorporation or

                6.3.3 any other agreement to which the Borrower or any member of the Group is a party or which is binding on the Borrower, or any member of the Group or any of their respective assets,

                or results in the existence of, or obliges the Borrower or any member of the Group to create, any Security over such assets.

        6.4 Obligations Binding: The Borrower's obligations under this Agreement are valid, binding and enforceable.

        6.5 Litigation: So far as it is aware, no litigation, arbitration or administrative proceeding is current, pending or threatened:-

                6.5.1 to restrain the Borrower's entry into, exercise of its rights under and/or performance or enforcement of or compliance with its obligations under this Agreement or

                6.5.2 which has or could have a Material Adverse Effect on the Group.

       6.6 Winding-up: No meeting has been convened for the Borrower's or any member of the Group's Winding-up, and, so far as they are aware, no petition, application or the like is outstanding for such person's Winding-up.

       6.7 No Withholding: The Borrower will not be required to make any deduction or withholding from any payment due under this Agreement.

7  UNDERTAKINGS

       The Borrower undertakes that, so long as any sum remains payable under this Agreement:-

       7.1 Ranking of Obligations: The payment obligations under this Agreement rank and will at all times rank at least equally and rateably in all respects with all the Borrower's other unsecured Indebtedness other than such Indebtedness as would, by virtue only of the operation of law, be preferred in the event of its Winding-up.

       7.2 Pledge: The Note will be secured by the property, plant and equipment and other assets of the Company and its subsidiary in China (the "Security"), subordinate to bank debt, and it will ensure that no other member of the Group will create or have outstanding any Security on or over its or their respective assets, except for:

                7.2.1 liens arising solely by operation of law (or by an agreement evidencing the same) in the ordinary course of business in respect of Indebtedness which either (a) has been due for less than 7 days or (b) is being contested in good faith and by appropriate means;

                7.2.2 any Security created in the ordinary course of business in respect of Indebtedness of the Group;

                7.2.3 any other Security created or outstanding with the Lender's prior consent.

       7.3      Disposals:

                7.3.1 The Borrower will not, (whether by a single transaction or a number of related or unrelated transactions and whether at one time or over a period of time) sell, transfer, lease out, lend or otherwise dispose of
                         (whether outright, by a sale-and-repurchase or sale-and-leaseback arrangement, or otherwise and whether to any of its subsidiaries or any other Person) all or substantially all of its assets nor any part of its assets which, either alone or when aggregated with all other disposals required to be taken into account under this Clause 8, is material in relation to the assets of the Borrower or any member of the Group (a "Disposal"),. For the avoidance of doubt a Disposal at fair market value shall be permitted under this Clause.

                7.3.2 The following Disposals shall not be taken into account under this Clause:

                         Disposals in the ordinary course of trading.

                         The   payment   of  cash  as   consideration   for  the
                         acquisition of any asset at arm's length and on normal commercial terms.

                         The temporary application of funds not immediately required in the relevant Person's business in the purchase or making of short-term investments, or the realisation of such investments.

                         Any Disposal which the Lender has agreed in writing shall not be taken into account.

       7.4 Change of Business: The Borrower will ensure that there is no material change in the nature of the Borrower's business (whether by a single transaction or a number of related or unrelated transactions, whether at one time or over a period of time and whether by disposal, acquisition or otherwise).

       7.5 Change in control: The Borrower will not do or omit to do anything which would or might result in a change in control of the Borrower or any member of the Group.

       7.6 Accounts: As soon as available and in any event within 150 days after the end of each of its financial years (beginning with the current one), the Borrower will deliver to the Lender a copy of its audited accounts as at the end of and for that financial year.

       7.7 Information to Shareholders or Creditors: At the same time as sent to the Borrower's shareholders or creditors, it will deliver to the Lender a copy of any circular, document or other written information sent to the Borrower's shareholders or creditors as such. The Lender may make a written application for the information relating to the potential changes in majority holding or the Borrower's financing results provided by the Borrower.

8  DEFAULT

       8.1      Events of Default

                Without prejudice to the provisions of Clause 8 above the Lender reserves the right (by sending notice in writing to the Borrower) to demand repayment within 30 days of any funds advanced under the Facility at any time after any of the following Events of Default occurs:-

                8.1.1    Non-payment

                         The Borrower fails to pay any sum exceeding US$10,000 due under this Agreement in the manner required and if such failure is not remedied within 30 Business Days after the due date for payment of such amount.

                8.1.2    Breach of Representation

                         Any representation, warranty or statement by the Borrower under or in connection with this Agreement, is not complied with in any material respect or is or proves to have been incorrect in any material respect when made.

                8.1.3    Breach of Undertaking

                         The Borrower fails to perform or comply in any material respect with any of the obligations assumed by it in Clause 6 or 7 above.

                8.1.4    Insolvency

                         The Borrower becomes insolvent, is unable to pay its debts as they fall due, stops, suspends or threatens to stop or suspend payment of all or a material part of its debts, begins negotiations or proposes or makes a general assignment or composition with or for the benefit of their creditors or a moratorium is agreed or declared in respect of or affecting all or a material part of the indebtedness of the Borrower or such person ceases or threatens to cease to carry on its business or operations.

                8.1.5    Commencement of Legal Proceedings

                         The commencement of any legal or enforcement proceedings against the Borrower which could have in the opinion of the Lender a Material Adverse Effect on the Borrower.

                8.1.6    Material Adverse Change

                         The Lender determines that a material adverse change has occurred in the financial conditions or operations of the Borrower since the date hereof and that such change has materially affected and prejudiced the prospects of repayment of the Loan or the value of the rights of conversion contained in Clause 4.

9  MISCELLANEOUS

       9.1      Notices

                Each notice or other communication regarding this Agreement shall be sent by fax or other means and shall be sent:

                to the Borrower at:

                         17700 Castleton Street, Suite 589,
                         City of Industry, CA 91748, USA

                         Tel: 1-626-964-3232        Fax: 1-626-965-3578

                to the Lender at :

                         685 Old Stamford Road, New Canaan, CT 06840 USA.

                         Tel: 203-972-2137

                or to such other fax number or address or marked for such other attention as the relevant party may from time to time notify the other for the purpose of this Agreement.

       9.2 Any such notice or communication from the Lender to the Borrower shall be deemed received by the Borrower when sent (if by telex or fax), or when delivered (if by letter), to the appropriate number or address and shall be effective notwithstanding any change of telex number, fax number or address or that it be returned undelivered.

        9.3 Any notice or communication to the Lender shall be deemed received by it when actually received by it (except that, if received on a non-Business Day or after its normal banking hours, it shall be deemed received on the next Business Day after such actual receipt). Any notice or other communication shall be irrevocable.

        9.4     Waivers and Remedies

                No failure by the Lender to exercise or delay by it in exercising any right or remedy under this Agreement will operate as a waiver thereof, nor will any single or partial exercise by the Lender of any right or remedy under this Agreement preclude any other or further exercise thereof or the exercise of any other right or remedy.

        9.5     Assignment

                The Borrower cannot directly or indirectly transfer, entrust or dispose this Agreement or any rights, obligations and benefits involving the Borrower as stipulated in this Agreement without any written consent from the Lender. Any transfer concerned shall be deemed invalid. The Lender reserves the right to transfer or entrust this Agreement or any rights, obligations and benefits involving the Lender as stipulated in this Agreement.

10     PARTIAL INVALIDITY

       The illegality, invalidity or unenforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

11     GOVERNING LAW AND JURISDICTION

       11.1 This Agreement shall be governed by and construed in accordance with the laws of the state of New York, the United States of America.

       11.2 In relation to any legal action or proceedings arising out of or in connection with this Agreement ("Proceedings"), each party irrevocably submits to the jurisdiction of the courts of the state of New York and waives any objection to Proceedings in any such court on the grounds of venue or on the grounds that the Proceedings have been brought in an inconvenient forum.

       11.3 Those submissions shall not affect the right of any other party to take Proceedings in any other jurisdiction nor shall the taking of Proceedings in any jurisdiction preclude any party from taking Proceedings in any other jurisdiction.

12  Confidentiality

This Agreement, including the terms and conditions hereunder, is confidential and Borrower shall not disclose it to any third party without prior written consent from Lender.

13  Entire Agreement

This Agreement, including the attachments, constitutes the entire understanding and agreement between the Parties with respect to the transactions contemplated herein and supersedes all prior or contemporaneous oral or written communications with respect to the subject matter hereof, all of which are merged herein. No modification of this Agreement shall be binding unless it is in writing and is executed by both parties.

14  Effectiveness

Both parties agree this Agreement shall be a legally enforceable contract after it being signed by both parties.

The signed Agreement shall be kept by both parties.

                                   SCHEDULE 1

Interpretation

       Definitions:

                "Business Day" means a day (other than Saturday or Sunday) on which commercial banks are open for business in the United States of America

                "Event of Default" means one of the events mentioned in Clause 9

                "Group" means, at any particular time, the Borrower and its subsidiaries or the holding company of the Borrower (and member of the Group shall be construed accordingly)

                "Potential Event of Default" means any event or circumstance which, if it continued after the giving of any notice, the expiry of any grace period, and/or the making of any determination by the Lender, provided for in Clause 15, would become an Event of Default

                "Repayment Date" means the date subject to Clause 3 in this Agreement

                "Shares" means common stock of the Borrower

       Construction: Any reference to:

                "Indebtedness" includes, with respect to any Person (the "Relevant Person"), any obligation (whether present or future, actual or contingent, secured or unsecured, as principal, surety or otherwise) (a) of the Relevant Person for the payment or repayment of money or (b) of any other Person for the payment or repayment of money secured by Security on assets of the Relevant Person, whether or not the Relevant Person is liable in respect of any obligation so secured something having a "Material Adverse Effect" on the Borrower is to it having a material adverse effect on such person's financial condition or business or on the consolidated financial condition or business of the Borrower and its subsidiaries or
                (b) on such person's ability to perform and comply with any of such person's obligations under this Agreement. The Lender shall have the absolute discretion in determining whether there is any Material Adverse Effect and any such decision shall be binding on the Borrower any "obligation" of any Person under any document shall be construed as a reference to an obligation expressed to be assumed by or imposed on it under that document (and "created", "due", "owing", "payable" and "receivable" shall be similarly construed)

                a "Person" includes any individual, company, corporation, firm, partnership, joint venture, undertaking, association, organisation, trust, state or agency of a state (in each case, whether or not having separate legal personality)

                "subsidiary" shall have the meaning given to it in the Companies Ordinance (Chapter 32 of the Laws of the United States of America)

                "US Dollars" and "US$" means lawful currency of the United States of America

                Headings shall be ignored in construing this Agreement.

IN WITNESS whereof and acknowledging acceptance and agreement of the foregoing, BORROWER and LENDER affix their signatures hereto.

SIGNED by:        /s/ Wei Li
           ------------------------

Name: Wei Li
Title:CEO and Chairman of the Board

for and on behalf of
KIWA BIO-TECH PRODUCTS GROUP CORPORATION








SIGNED by:    /s/ Donald Worthly
           ------------------------

Name:  DONALD WORTHLY

Addendum to the Secured Promissory Note Agreement dated May 30, 2005

This Addendum is dated on June 1, 2005

Between:-

(3) KIWA BIO-TECH PRODUCTS GROUP CORPORATION, a company incorporated under the laws of the State of Delaware in the United States of America whose registered office is at 17700 Castleton Street, Suite 589, City of Industry, CA 91748, USA (the "Borrower"); and

(4) DONALRD WORTHLY, a US citizen, whose residential address is at 685 Old Stamford Road, New Canaan, CT 06840 USA. (the "Lender").


WHEREAS:-

The Lender has agreed to advance to the Borrower the sum up to US$150,000 on the terms specified into the Secured Promissory Note Agreement dated May 30, 2005 (the "Agreement").

IT IS AGREED to add the following clause in this Addendum in the Agreement, as clause 4.3 and placed after clause 4.2:-

       4.3  Conversion of the Note

              At the option and written instruction of the Lender, upon the maturity of the secured promissory note (the "Note") as specified on clause 3, the Lender shall have the right to convert the balance of the Note and the accrued interests to common stocks of the Company. The conversion price is based on the closing quote of the Borrower's share price on the OTC Bulletin Board with 25% discount on the date of conversion.

              ------------------------------------------------------------------

IN WITNESS whereof and acknowledging acceptance and agreement of the foregoing, BORROWER and LENDER affix their signatures hereto.

SIGNED by:        /s/ Wei Li
           ---------------------------

Name: Wei Li
Title: CEO and Chairman of the Board

for and on behalf of
KIWA BIO-TECH PRODUCTS GROUP CORPORATION










SIGNED by:      /s/ Donald Worthly
           ---------------------------

Name:  DONALD WORTHLY